Exhibit 10.13

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 18, 2015 (this “Agreement”), is made by and among World Triathlon Corporation, a Florida corporation (the “Borrower”), World Endurance Holdings, Inc., a Delaware corporation (“Holdings”), the subsidiary guarantors party hereto (the “Subsidiary Guarantors”), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below) party hereto, and UBS AG, Stamford Branch, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrower, Holdings, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 26, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

Holdings has entered into an Agreement and Plan of Merger dated August 26, 2015, by and among Wanda Sports Holdings (USA) Inc., a Delaware corporation (“Parent”), Winco USA Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Wanda Culture Holding Co. Limited, a Hong Kong corporation, Holdings, and Swift Representative LLC, a Delaware limited liability company, on behalf of the shareholders of Holdings, pursuant to which Merger Sub shall be merged into Holdings (the “Merger”).

The Borrower has requested certain modifications to the Existing Credit Agreement as more particularly set forth herein.

In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1.                            Amendments to Existing Credit Agreement.

(a)                                 The definitions of “Debt Fund Affiliate”, “Disqualified Institutions” and “Sponsor” in Section 1.01 of the Existing Credit Agreement are amended by replacing “PEP’ wherever it appears with “Wanda”.

(b)                                 The definition of “Investors” in Section 1.01 of the Existing Credit Agreement is amended and restated as follows:

“Investors” means (a) the Sponsor, (b) the Management Investors and (c) certain other investors identified to the Administrative Agent in writing on the First Amendment Effective Date.

(c)                                  The definition of “PEP” in Section 1.01 of the Existing Credit Agreement is deleted in its entirety.

(d)                                 The definition of “Projections” in Section 1.01 of the Existing Credit Agreement is amended by replacing the word “Sponsor” with “Prior Sponsor”.

(e)                                  Section 1.01 of the Existing Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“First Amendment” means Amendment No. 1 to the Credit Agreement, dated November 13, 2015 by and among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means November 18, 2015.

“Wanda” means Wanda Culture Holding Co. Limited.

“Prior Sponsor” means Providence Equity Partners LLC and any of its controlled Affiliates and funds managed or advised by Providence Equity Partners LLC or any of its controlled Affiliates.

(f)                                   Sections 2.11(b)(vi) and 2.12(f) of the Existing Credit Agreement are amended by replacing the clause “12 months after the Closing Date” wherever it appears with “6 months after the First Amendment Effective Date”.

(g)                                  Section 3.11(a) of the Existing Credit Agreement is amended by replacing the word “Sponsor” with “Prior Sponsor”.

SECTION 2.                            Conditions to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a)                                 this Agreement shall have been executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and Lenders comprising the Required Lenders;

(b)                                 (i) the representations and warranties of each Loan Party set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) as of the Effective Date, no Event of Default shall exist;

(c)                                  The Merger shall have been consummated;

(d)                                 substantially concurrently with the effectiveness of this Agreement, the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date under the Credit Agreement or this Agreement, including, to the extent invoiced at least three Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 3 of this Agreement;

(e)                                  The Borrower shall have paid, for the account of each Lender that has returned an executed signature page to this Agreement to the Administrative Agent at or prior to 12:00 noon (New York City time) on September 25, 2015, amendment fees in the amount equal to 0.25% of the sum, without duplication, of such Lender’s outstanding Loans and Commitments; and

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(f)                                   the Administrative Agent shall have received a certificate dated as of the Effective Date and executed by a Responsible Officer of the Borrower as to the matters set forth in Section 2(b) and (c) of this Agreement.

SECTION 3.                            Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement subject to the limitations set forth therein.

SECTION 4.                            Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties as and to the extent provided in the Loan Documents.

SECTION 5.                            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

SECTION 6.                            Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Existing Credit Agreement as amended hereby and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 7.                            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.10 AND 9.11 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 8.                            Severability. To the extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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SECTION 12.                     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WORLD TRIATHLON CORPORATION, as Borrower

By	/s/ Patrick Gramling
	Name:	PATRICK GRAMLING
	Title:	CHIEF FINANCIAL OFFICER

WORLD ENDURANCE HOLDINGS, INC, as
Holdings

By	/s/ Andrew Messick
	Name:	ANDREW MESSICK
	Title:	CHIEF EXECUTIVE OFFICER

UBS AG, Stamford Branch,
as Administrative Agent

By	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

ACKNOWLEDGED AND AGREED:

IRONMAN HOLDINGS I LLC, as Subsidiary Guarantor

By:	/s/ Steven Johnston
Name:	STEVEN JOHNSTON
Title:	CHIEF LEGAL OFFICER

IRONMAN MARYLAND EVENTS, LLC, as Subsidiary
Guarantor

By:	WORLD TRIATHLON CORPORATION, its sole member

By:	/s/ Patrick Gramling
Name:	PATRICK GRAMLING
Title:	CHIEF FINANCIAL OFFICER

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

If a second signature is necessary:

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Arrowpoint CLO 2013-1, LTD.,
as a Lender

By:	/s/ Colby D. Stilson
	Name:	Colby D. Stilson
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Arrowpoint CLO 2014-2, LTD.,
as a Lender

By:	/s/ Colby D. Stilson
	Name:	Colby D. Stilson
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Arrowpoint CLO 2014-3, LTD.,
as a Lender

By:	/s/ Colby D. Stilson
	Name:	Colby D. Stilson
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Peaks CLO 1, LTD.,
as a Lender

By:	/s/ Colby D. Stilson
	Name:	Colby D. Stilson
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

AXA IM Inc., for and on behalf of

ALLEGRO CLO II, LTD.
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

AXA IM Inc., for and on behalf of

ALLEGRO CLO III, LTD.
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

BlueMountain CLO 2014-1 Ltd,
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

BlueMountain CLO 2014-2 Ltd,
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

BlueMountain CLO 2014-3 Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

BlueMountain CLO 2014-4 Ltd,
as a Lender
BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

BlueMountain CLO 2015-2, Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

CALIFORNIA STATE TEACHERS’
RETIREMENT SYSTEM,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT SUISSE FLOATING RATE HIGH
INCOME FUND,
as a Lender
By: Credit Suisse Asset Management, LLC, as
investment advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

MADISON PARK FUNDING XIV, LTD.,
as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio
manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

THE EATON CORPORATION MASTER
RETIREMENT TRUST,
as a Lender
BY: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

1199SEIU Health Care Employees Pension Fund
By: Crescent Capital Group LP, its advisor

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

Allied World Assurance Company Ltd
By: Crescent Capital Group LP, its adviser

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

Argonaut Insurance Company
By: Crescent Capital Group LP, its adviser

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP
High Income Fund
By: Crescent Capital Group LP, its adviser

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

Mt. Whitney Securities, Inc.

By: Crescent Capital Group LP, its adviser

as a Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

As a Lender	George Lucas Family Foundation
By: Deutsche Bank Trust Company Americas as Agent

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	The GWL Living Trust
By: Deutsche Bank Trust Company Americas as Agent

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	Deutsche Floating Rate Fund
By: Deutsche Investment Management Americas Inc.
Investment Advisor

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	Deutsche Short Duration Fund
By: Deutsche Investment Management Americas Inc.
Investment Advisor

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	Deutsche Ultra-Short Duration Fund
By: Deutsche Investment Management Americas Inc.
Investment Advisor

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	Flagship CLO VIII, Ltd
By: Deutsche Investment Management Americas Inc. ,
As Investment Manager

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

As a Lender	Nomura Global Manager Select — Bank Loan Fund
a series trust of Nomura Global Manager Select
By: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

/s/ Eric S. Meyer
	By:	Eric S. Meyer
Managing Director

If a second signature is necessary:

/s/ Antonio V. Versaci
	By:	Name:	Antonio V. Versaci
		Title:	Director

Halcyon Loan Advisors Funding 2012-2, Ltd.,
as a Lender
BY: Halcyon Loan Advisors 2012-2 LLC as collateral
manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Halcyon Loan Advisors Funding 2014-2 Ltd.,
as a Lender
By: Halcyon Loan Advisors 2014-2 LLC as collateral
manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Halcyon Loan Advisors Funding 2014-3 Ltd,
as a Lender
BY: Halcyon Loan Advisors 2014-3 LLC as Collateral
Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

IA Clarington Core Plus Bond Fund,
as a Lender

By:	/s/ Terry Thib
	Name:	Terry Thib
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

IA Clarington Floating Rate Income Fund,
as a Lender

By:	/s/ Terry Thib
Name: Terry Thib
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Miriam G. Krieger
Name:	Miriam G. Krieger
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By; Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Miriam G. Krieger
Name:	Miriam G. Krieger
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VI, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Miriam G. Krieger
Name:	Miriam G. Krieger
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Miriam G. Krieger
Name:	Miriam G. Krieger
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Miriam G. Krieger
Name:	Miriam G. Krieger
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

JMP Credit Advisors CLO II Ltd.

By: JMP Credit Advisors LLC
As Attorney-in-Fact

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director

JMP Credit Advisors CLO III Ltd.

By: JMP Credit Advisors LLC,
As Attorney-in-Fact

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director

MidOcean Credit CLO III,
as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

VENTURE XIX CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Venture XVIII CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Gallatin CLO IV 2012-1, Ltd
As Assignee
By: MP Senior Credit Partners LP
as its Collateral Manager

,
as a Lender

By:	/s/ Jane Lawrence
Name: Jane Lawrence
Title: Principal

Signature Page to Amendment No. 1 to Credit Agreement

NMFC Senior Loan Program I LLC,
as a Lender

By:	/s/ John R. Kline
Name: John R. Kline
Title: EVP & COO

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Oaktree CLO 2014-1 Ltd.,
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ William Wang
Name: William Wang
Title: Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Oaktree CLO 2014-2 Ltd.,
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ William Wang
Name: William Wang
Title: Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Oaktree EIF II Series A1, Ltd.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ William Wang
Name: William Wang
Title: Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

OAKTREE EIF II SERIES A2, LTD.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ William Wang
Name: William Wang
Title: Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

OFSI Fund V, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager
	By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

OFSI Fund VI, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager
	By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager
	By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Benefit Street Partners CLO III, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Benefit Street Partners CLO IV, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Benefit Street Partners CLO V, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

ALPS/Westport Resources Hedged High Income Fund,
as a Lender
BY: Sound Point Capital Management, LP as Sub
Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Commonwealth of Pennsylvania, Treasury Department,
as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Commonwealth of Pennsylvania, Treasury
Department - Tuition Account Program,
as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Kaiser Foundation Hospitals,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Kaiser Permanente Group Trust,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Sound Point CLO II, Ltd,
as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Sound Point CLO III, Ltd,
as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Sound Point CLO VII, Ltd.,
as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

SOUND POINT FLOATING RATE FUND, A
SERIES OF TAYLOR INSURANCE SERIES LP,
as a Lender
BY: Sound Point Capital Management LP As Investment Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Sound Point Floating Rate Income Fund,
as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Teamsters Pension Trust Fund of Philadelphia & Vicinity,
as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

John Hancock Funds II - Spectrum Income Fund,
as a Lender
BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

T. Rowe Price Funds Series II SICAV,
as a Lender
By: T. Rowe Price Associates, Inc., as investment sub-manager of the T. Rowe Price Funds Series II SICAV

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

T. Rowe Price Floating Rate Multi-Sector Account Portfolio,
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

ACE American Insurance Company,
as a Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

T. Rowe Price Institutional Floating Rate Fund,
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

TELOS CLO 2013-3, Ltd.,
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

TELOS CLO 2013-4, Ltd.,
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

TELOS CLO 2014-5, Ltd.,
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

TELOS CLO 2014-6, Ltd,
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Russell Institutional Funds, LLC - Russell Multi-Asset Core Plus Fund,
as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Russell Investment Company Russell Global Opportunistic Credit Fund,
as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Russell Investment Company Russell Short Duration Bond Fund,
as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc,
as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

THL Credit Wind River 2014-2 CLO Ltd.,
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

THL Credit Wind River 2014-3 CLO Ltd.,
as a Lender
BY THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Trinitas CLO II, Ltd.,
as a Lender

By:	/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Trinitas CLO III, Ltd.,
as a Lender

By:	/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

If a second signature is necessary:

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Gallatin CLO V 2013-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager

,
as a Lender

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

Signature Page to Amendment No. l to Credit Agreement

John Hancock Fund II Floating Rate Income Fund,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Legg Mason Western Asset Senior Loans Fund,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LMP Corporate Loan Fund, Inc.,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Mountain Hawk I CLO, LTD.,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Mountain Hawk II CLO, LTD.,
as a Lender

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Mountain Hawk III CLO, Ltd.,
as a Lender

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

MultiMix Wholesale Diversified Fixed Interest Trust,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Western Asset Bank Loan (Offshore) Fund,
as a Lender

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Western Asset Floating Rate High Income Fund,
LLC,
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

Western Asset U.S. Bank Loan (Offshore) Fund,
as a Lender

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

MIHI LLC ,
as a Lender

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Caleb Hsieh
Name: Caleb Hsieh
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 5, 2017 (this “Agreement”), is made by and among World Triathlon Corporation, a Florida corporation (the “Borrower”), World Endurance Holdings, Inc., a Delaware corporation (“Holdings”), the subsidiary guarantors party hereto (the “Subsidiary Guarantors”), the Incremental Term Lenders (as defined below) party hereto, and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

The Borrower, Holdings, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 26, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested commitments for Incremental Term Loans in an aggregate principal amount of $30,000,000 (the “New Term Loan Commitments”), which will be available on the Effective Date (as defined below), and which New Term Loan Commitments shall constitute commitments in respect of Incremental Term Loans (the “New Term Loans”) under the Credit Agreement.

In connection therewith, UBS Securities LLC and UBS AG, Stamford Branch entered into a commitment letter with the Borrower, dated as of May 23, 2017 (the “Commitment Letter”).

Each Person party hereto with a New Term Loan Commitment (an “Incremental Term Lender”) party hereto is willing to make the New Term Loans in the amounts set forth opposite such Incremental Term Lender’s name in Schedule 1.01(a) hereof.

In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1.                            Amendments to Existing Credit Agreement. The Existing Credit Agreement is, as of the Effective Date and subject to the satisfaction of the applicable conditions precedent set forth in Section 3 of this Agreement, hereby amended as follows:

(a)                                 Schedule 1.01(a) of the Existing Credit Agreement is amended by adding thereto the New Term Loan Commitments hereunder of the Incremental Term Lenders party hereto as set forth on Schedule 1.01(a) hereto.

(b)                                 Upon the funding of the New Term Loans on the Effective Date, the New Term Loans shall automatically and without further action by any Person constitute additional Initial Term Loans (and shall have the same terms as the Initial Term Loans) for all purposes of the Credit Agreement and the other Loan Documents; provided that the Borrower shall use the proceeds of the New Term Loans to (i) repay $15,750,000 in Revolving Loans (“Revolving Loan Repayment”) and (ii) for working capital and general corporate purposes permitted under the Credit Agreement.

(c)                                  If the New Term Loans are initially funded as LIBO Rate Loans, on the Effective Date there shall commence an initial Interest Period with respect to the New Term Loans that shall end on the last day of the Interest Period applicable to the existing Initial Term Loans as in effect immediately prior to the Effective Date.

(d)                                 The scheduled amortization payments in respect of Initial Term Loans under Section 2.10 of the Existing Credit Agreement shall be automatically ratably increased by the aggregate principal amount of the New Term Loans and (ii) the Administrative Agent shall take any and all action as may be reasonably necessary to ensure that the New Term Loans are included in each borrowing and repayment of Initial Term Loans on a pro rata basis. Any remaining outstanding amount of New Term Loans shall be repaid in full on the Initial Term Loan Maturity Date.

(e)                                  The New Term Loan Commitments provided for hereunder shall terminate on the Effective Date immediately upon the borrowing of New Term Loans pursuant to Section 2 below.

SECTION 2.                            Incremental Term Lenders. Each Incremental Term Lender party hereto hereby acknowledges and agrees that it has a New Term Loan Commitment in the amount set forth opposite such Incremental Term Lender’s name on Schedule 1.01(a) to this Agreement and agrees to severally make to the Borrower, Incremental Term Loans on the Effective Date, in Dollars, in an aggregate amount not in excess of such Incremental Term Lender’s New Term Loan Commitment hereunder. From and after the Effective Date, (a) each Incremental Term Lender party hereto shall be a Term Lender for all purposes under the Credit Agreement and the other Loan Documents and (b) the New Term Loan Commitments of each Incremental Term Lender party hereto shall be a commitment for Initial Term Loans for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 3.                            Conditions to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a)                                 this Agreement shall have been executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and Incremental Term Loan Lenders;

(b)                                 (i) the representations and warranties of each Loan Party set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) as of the Effective Date, no Event of Default shall exist;

(c)                                  The Revolving Loan Repayment shall occur substantially concurrently with the effectiveness of this Amendment;

(d)                                 substantially concurrently with the effectiveness of this Agreement, (A) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date under the Credit Agreement or this Agreement, including, to the extent invoiced at least one Business Day prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 4 of this Agreement, and (B) all fees and other amounts due and payable as of the Effective Date under the Commitment Letter shall have been paid;

(e)                                  the Administrative Agent shall have received a (i) a certificate of the Borrower dated as of the Effective Date, which shall (A) certify the resolutions of the board of directors, members or other body authorizing the execution, delivery and performance by each Loan Party of this Agreement,

2

(B) identify by name and title and bear the signatures of the officers of each Loan Party authorized to sign this Agreement (or certify that the signatures of such officers previously delivered to the Administrative Agent remain true and correct) and (C) contain appropriate attachments, including the Organization Documents of each Loan Party certified, if applicable, by the relevant authority of the jurisdiction of organization of the such Loan Party (or certify that the Organization Documents of such Loan Party previously delivered to the Administrative Agent remain true and correct) and (ii) a good standing certificate (if relevant) as of a recent date for the Borrower and each Guarantor from its jurisdiction of organization;

(f)                                   the Administrative Agent shall have received a certificate dated as of the Effective Date and executed by a Responsible Officer of the Borrower as to the matters set forth in Section 3(b) and (c) of this Agreement;

(g)                                  the Administrative Agent shall have received three Business Days prior to the Effective Date (or such later date as the Administrative Agent reasonably agrees) all documentation and other information requested by the Incremental Term Lenders five Business Days prior to the Effective Date with respect to the Borrower and the Guarantors under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act;

(h)                                 the Administrative Agent shall have received a Borrowing Request as required pursuant Section 2.03 of the Existing Credit Agreement;

(i)                                     the Administrative Agent shall have received a certificate, in substantially the form delivered to the Administrative Agent on the Closing Date, from the chief financial officer of the Borrower certifying that the Borrower and its Subsidiaries, after giving effect to the effectiveness of this Agreement and the making of the New Term Loans and the Revolving Loan Repayment, in each case, on the Effective Date and the other transactions contemplated hereby, are solvent; and

(j)                                    the Administrative Agent shall have received, on behalf of itself, and the Incremental Term Lenders, written opinions of Goodwin Procter LLP and Carlton Fields Jordan Burt, P.A., counsel for the Loan Parties.

SECTION 4.                            Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement subject to the limitations set forth therein.

SECTION 5.                            Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties as and to the extent provided in the Loan Documents.

SECTION 6.                            FATCA. From and after the Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel

3

for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

SECTION 7.                            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

SECTION 8.                            Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Existing Credit Agreement as amended hereby and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 9.                            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.10 AND 9.11 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 10.                     Severability. To the extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.                     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WORLD TRIATHLON CORPORATION, as Borrower

By	/s/ Andrew Messick
Name: Andrew Messick
Title: Chief Executive Officer and President

WORLD ENDURANCE HOLDINGS, INC, as
Holdings

By	/s/ Andrew Messick
Name: Andrew Messick
Title: Chief Executive Officer and President

[Amendment No. 2]

UBS AG. Stamford Branch,
as Administrative Agent

By	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

UBS AG, Stamford Branch,
as Incremental Term Loan Lender

By	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

ACKNOWLEDGED AND AGREED:

IRONMAN HOLDINGS I LLC, as Subsidiary Guarantor

By:	/s/ Andrew Messick
Name:	Name: Andrew Messick
Title:	Title: Chief Executive Officer and President

IRONMAN MARYLAND EVENTS, LLC, as Subsidiary
Guarantor

By: WORLD TRIATHLON CORPORATION, its sole member

By:	/s/ Andrew Messick
Name:	Name: Andrew Messick
Title:	Title: Chief Executive Officer and President

[Amendment No. 2]

Schedule 1.01(a)

New Term Loan Commitment

Lender	New Term Loan Commitment	Pro Rata Share
UBS AG, Stamford Branch	$30,000,000	100%
Total	$30,000,000	100%

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 18, 2019 (this “Agreement”), is made by and among World Triathlon Corporation, a Florida corporation (the “Borrower”), World Endurance Holdings, Inc., a Delaware corporation (“Holdings”), the subsidiary guarantors party hereto (the “Subsidiary Guarantors”), the Revolving Lenders party hereto, the Swingline Lender, the Issuing Bank and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

The Borrower, Holdings, the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 26, 2014 (as amended by (x) Amendment No. 1 to Credit Agreement dated as of November 18, 2015, (y) Amendment No. 2 to Credit Agreement dated as of June 5, 2017 and (z) as further amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Borrower has requested to extend the maturity and termination date of the Revolving Credit Commitments existing on the Effective Date.

Subject to the terms and conditions of the Credit Agreement, including Section 2.23 thereof, the Borrower may make an Extension Offer to extend the Revolving Credit Maturity Date and establish Extended Revolving Credit Commitments and Extended Revolving Loans by entering into an Extension.

Subject to the terms and conditions of this Agreement, the undersigned Revolving Lenders constituting all of the Revolving Lenders as of the date hereof, the Swingline Lender and the Issuing Bank have agreed to extend the Revolving Credit Maturity Date and establish Extended Revolving Credit Commitments and Extended Revolving Loans pursuant to this Agreement.

Section 9.02(d) and Section 2.23 of the Credit Agreement provide that the Credit Agreement and the other Loan Documents may be amended to effect an Extension for certain purposes.

In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1.         Amendment to Credit Agreement. The Credit Agreement is, as of the Effective Date and subject to the satisfaction of the applicable conditions precedent set forth in Section 3 of this Agreement, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“Second Amendment” means Amendment No. 2 to this Agreement, dated as of June 5, 2017, among each Loan Party, the Lenders party thereto and the Administrative Agent.

“Third Amendment” means Third Amendment to this Agreement, dated as of January 18, 2019 among each Loan Party, the Revolving Lenders party thereto and the Administrative Agent.

(b)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Revolving Credit Maturity Date” to read as follows:

“Revolving Credit Maturity Date” shall mean the date that is the earliest of (i) March 25, 2021, (ii) 90 days prior to the Initial Term Loan Maturity Date and (iii) 90 days prior to the stated maturity date of any Additional Term Loan.

(c)           Section 9.01(a)(i) of the Credit Agreement is amended by adding the following at the end thereof:

“with a copy to (which shall not constitute notice to any Loan Party):

Greenberg Traurig, P.A.

333 Southeast 2nd Avenue, Suite 4400

Miami, FL 33131

Telephone: (305) 579-0626

Facsimile: (305) 579-0717

Attention: Carl Fornaris”

(d)           Section 9.01(a)(ii) of the Credit Agreement is amended by replacing the following as counsel to the Administrative Agent:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Telephone: +1(212)715-9484

Facsimile: +1(212)715-8000

Attention: Richard Farley

SECTION 2.         Conditions to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a)           this Agreement shall have been executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, Revolving Lenders signatory hereto, the Swingline Lender and the Issuing Bank;

(b)           the Administrative Agent shall have received a certificate dated as of the Effective Date and executed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties of each Loan Party set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) as of the Effective Date, no Event of Default shall exist;

(c)           substantially concurrently with the effectiveness of this Agreement, the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date under the Credit Agreement or this Agreement, including, to the extent invoiced at least one Business Day prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 3 of this Agreement;

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(d)           the Administrative Agent shall have received a (i) a certificate of the Borrower dated as of the Effective Date, which shall (A) certify the resolutions of the board of directors, members or other body authorizing the execution, delivery and performance by each Loan Party of this Agreement, (B) identify by name and title and bear the signatures of the officers of each Loan Party authorized to sign this Agreement (or certify that the signatures of such officers previously delivered to the Administrative Agent remain true and correct) and (C) contain appropriate attachments, including the Organizational Documents of each Loan Party certified, if applicable, by the relevant authority of the jurisdiction of organization of the such Loan Party (or certify that the Organizational Documents of such Loan Party previously delivered to the Administrative Agent remain true and correct) and (ii) a good standing certificate (if relevant) as of a recent date for the Borrower and each Guarantor from its jurisdiction of organization;

(e)           the Administrative Agent shall have received three Business Days prior to the Effective Date (or such later date as the Administrative Agent reasonably agrees) a certification of beneficial ownership of the Borrower required under 31 C.F.R. § 1010.230;

(f)            the Administrative Agent shall have received a certificate, in substantially the form delivered to the Administrative Agent on the Closing Date, from the chief financial officer of the Borrower certifying that the Borrower and its Subsidiaries, after giving effect to the effectiveness of this Agreement on the Effective Date and the other transactions contemplated hereby, are solvent;

(g)           the Administrative Agent shall have received, on behalf of itself, and the Lenders, written opinions of Greenberg Traurig, LLP, Greenberg Traurig, P.A. and Venable LLP as counsel for the Loan Parties; and

(h)           each Revolving Lender shall have received a consent fee, in cash, for its own account equal to 0.50% of its Revolving Credit Commitment.

SECTION 3.         Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement subject to the limitations set forth therein.

SECTION 4.         Condition Subsequent. On or before January 30, 2019 (or such other date that the Administrative Agent may agree, in writing, in its sole discretion), the Borrower and the other Loan Parties shall have complied with Section 5.15 with respect to each of the following entities and each of the following entities shall have joined the Loan Documents as Loan Parties: Competitor Group Holdings, Inc., Competitor Group, Inc. and Competitor Group Events, Inc. For the avoidance of doubt, failure to comply with the foregoing condition would be an immediate Event of Default under the Credit Agreement and the other Loan Documents.

SECTION 5.         Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties as and to the extent provided in the Loan Documents.

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SECTION 6.         FATCA. The Borrower reaffirms its obligation to indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 7.         Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

SECTION 8.         Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 9.         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.10 AND 9.11 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 10.       Severability. To the extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above

WORLD TRIATHLON CORPORATION, as Borrower

By	/s/ Andrew Messick
Name: Andrew Messick
Title: Chief Executive Officer and President

WORLD ENDURANCE HOLDINGS, INC, as Holdings

By	/s/ Andrew Messick
Name: Andrew Messick
Title: Chief Executive Officer and President

IMU HOLDINGS, LLC, as Subsidiary Guarantor

By: World Triathlon Corporation, its Sole Member

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

CHESAPEAKE BAY BRIDGE RUN, LLC, as Subsidiary
Guarantor

By: World Triathlon Corporation, its Sole Member

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

[Signature Page — Third Amendment]

IRONMAN HOLDINGS I LLC, as Subsidiary Guarantor

By: World Triathlon Corporation its Sole Member

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

COMPETITOR GROUP HOLDINGS, INC, as Subsidiary
Guarantor

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

COMPETITOR GROUP, INC., as Subsidiary Guarantor

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

COMPETITOR GROUP EVENTS, INC., as Subsidiary
Guarantor

By:	/s/ Andrew Messick
Name:	Andrew Messick
Title:	Chief Executive Officer and President

[Signature Page — Third Amendment]

UBS AG, Stamford Branch,
as Administrative Agent

By	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

By	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[Signature Page to Third Amendment]

UBS AG, Stamford Branch,
as Revolving Lender, Issuing Bank and Swingline Lender

By	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

By	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[Signature Page to Third Amendment]